                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on February 9, 1998.

                            /s/ G. Nicholas Beckwith, III
                            -----------------------------
                            G. Nicholas Beckwith, III

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on March 1, 1998./*/


                                          /s/ Philip E. Coldwell
                                          ----------------------
                                          Philip E. Coldwell



/*/  With the understanding that all amendments will be sent to me in advance.

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on March 13, 1998.


                      /s/ Jerrold B. Harris
                      -------------------------------------
                      Jerrold B. Harris

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on February 10, 1998.


                                   /s/ Rodney D. Johnson
                                   ---------------------
                                   Rodney D. Johnson

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY



     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on March 1, 1998.


                                   /s/ Robert R. Fortune
                                   ------------------------------
                                   Robert R. Fortune

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               POWER OF ATTORNEY


     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on February 8, 1998.



                                   /s/ G. Willing Pepper
                                   ---------------------
                                   G. Willing Pepper